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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 11, 2002


                          COLUMBIA BANKING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)



        0-20288                                            91-1422237
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(Commission File Number)                       (IRS Employer Identification No.)


                                  1301 A STREET
                                TACOMA, WA 98402
               (Address of principal executive offices) (Zip Code)

                                 (253) 305-1900
              (Registrant's telephone number, including area code)

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                                    FORM 8-K

                          COLUMBIA BANKING SYSTEM, INC.
                               TACOMA, WASHINGTON

                                 MARCH 18, 2002


ITEM 5.  OTHER EVENTS

Columbia Banking System, Inc. announced today that its Board of Directors has approved a stock repurchase program authorizing the repurchase of up to 500,000 shares of the Company's common stock from time to time in the open market or in private tarnsactions.

A copy of Columbia's News Release containing the announcement is attached as an exhibit to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements - not applicable

(b)        Pro forma financial information - not applicable

(c)        Exhibits:  News Release issued by Columbia Banking System, Inc. dated
                      March 11, 2002


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBIA BANKING SYSTEM, INC.



Date:      March 18, 2002               By:     /s/ J. James Gallagher
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                                                J. James Gallagher
                                                Chief Executive Officer

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